UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 4, 2021
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Broadway
Cambridge, Massachusetts 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On February 9, 2021, Akamai Technologies, Inc. announced its financial results for the fiscal quarter and year ended December 31, 2020. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2021, the Company announced a re-organization of its business operations into an Edge Technology Group and a Security Technology Group. In connection with the reorganization, on February 4, 2021, the Board of Directors of the Company elected certain individuals who are currently named executive officers to new executive officer positions effective as of March 1, 2021. Adam Karon, age 49, currently General Manager of the Media & Carrier Division, was elected to the position of Chief Operating Officer and General Manager of the Edge Technology Division. He will now oversee management and development of Akamai’s delivery and application performance solutions as well as operation of the Akamai Intelligent Edge platform. Rick McConnell, age 55, currently President and General Manager Web Division, was elected to the position of President and General Manager of the Security Technology Group. He will now oversee management and development of Akamai’s security products (web, enterprise and carrier). Robert Blumofe, age 56, currently Executive Vice President – Platform and General Manager of the Enterprise Division, was elected Chief Technology Officer. He will now lead Akamai’s technology strategy. Biographies for each of these named executive officers are included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2020 under “Part One – Corporate Governance Highlights – Our Executive Officers.”

In addition, Paul (PJ) Joseph, currently Senior Vice President, Global Media & Carrier Sales, was elected Executive Vice President Global Sales to oversee a unified global sales organization, and Kim Salem-Jackson, currently Senior Vice President Marketing and Global Communications, was elected Executive Vice President and Chief Marketing Officer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release dated February 9, 2021
104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 9, 2021	AKAMAI TECHNOLOGIES, INC.

/s/ Edward McGowan
Edward McGowan
Chief Financial Officer